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                                                                   EXHIBIT 10.25


                   FORM OF RESTRICTED STOCK BONUS AGREEMENT


     This Agreement is made as of *Grant_Date*, by and between RF MONOLITHICS, INC., a Delaware corporation (the "Company"), and *Recipient_Name* (the "Recipient").

                                  Witnesseth:

     Whereas, the Company desires to issue Common Stock of the Company as herein described, on the terms and conditions hereinafter set forth, as a stock bonus to the Recipient for services performed as an Employee, Director or Consultant in connection with and in furtherance of the Company's compensatory benefit plan for participation of Employees, Directors or consultants and is subject to the terms and conditions contained in the Company's 1997 Equity Incentive Plan (the "Plan"). Defined terms not defined in this agreement shall have the meaning given such terms in the Plan.

     Now, Therefore, It Is Agreed between the parties as follows:

     1. The Company hereby awards to Recipient *Share_Words* (*Share*_) shares of the Company's common stock (the "Shares"), in consideration for Recipient's prior services to the Company. No payment of cash or property by Recipient shall be required as consideration for the issuance of the Shares. Notwithstanding the foregoing, the award and issuance of the Shares are subject to the terms and conditions set forth in this Agreement and the Plan.

     2. Provided Recipient's Continuous Service as an Employee, Director or Consultant has not terminated prior to such date, twenty-five percent (25%) of the Shares shall vest on each May 1, commencing with May 1, 2000 (each such date a "Vesting Date").

     3. If at any time prior to a Vesting Date, Recipient's Continuous Service as an Employee, Director or Consultant ceases, vesting of the Shares shall immediately cease, Thereafter, Recipient shall have no further right to vesting in the Shares, and the Shares shall automatically be reacquired by the Company upon the ninetieth (90th) day following such termination of Continuous Service as an Employee, Director or Consultant unless the Company agrees to waive the automatic reacquisition as to some or all of the Shares that have not then vested. Any such waiver shall only be effective by the Company giving written notice to the Recipient or the Recipient's representative (whose appointment is due to Recipient's death or disability) with a copy to also be delivered to the Escrow Agent (described below). If the Company does not timely or fully waive its automatic reacquisition, then the Escrow Agent shall transfer to the Company the Shares still subject to automatic reacquisition.

     4. This award is contingent upon and will not be effective unless and until the date on which the Shares constituting the award have been registered under the Securities Act.
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     5.   By accepting this award, Recipient agrees that the Company may require him or her, as a condition precedent to the release of Shares from the escrow described below, to enter into an arrangement providing for a cash payment to the Company of any tax withholding obligation of the Company or an Affiliate of the Company arising by reason of: (1) the receipt of these Shares; or (2) the lapse of any substantial risk of forfeiture to which the Shares are subject at the time of vesting.

     6. To insure that unvested Shares will be available for delivery to the Company upon termination of Recipient's service, Recipient agrees to deliver to and deposit with the Secretary of the Company or other person selected by the Company (the "Escrow Agent"), as escrow agent in this transaction, two (2) Assignment Separate From Certificate forms duly endorsed (with date and number of shares blank) substantially in the form of Exhibit B attached hereto, together with the certificate or certificates evidencing the Shares. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Recipient substantially in the form of Exhibit A attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent hereunder.

     7. Recipient shall not sell or transfer unvested Shares. The Shares issued hereunder shall be endorsed with appropriate legends determined by the Company.

     8. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     9. Subject to the provisions of paragraph 7 above, Recipient shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares deposited in said escrow.

     10. The acquisition and vesting of the Shares may have adverse tax consequences to the Recipient which may be avoided or mitigated by filing an election under Section 83(b) of the Code. Recipient has reviewed with Recipient's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Recipient acknowledges that he or she is relying solely on the advice of such advisors and not on any statements or representations of the Company or any of its agents. An election under Section 83(b) of the Code must be filed within thirty (30) days after the effective date of this Agreement. RECIPIENT ACKNOWLEDGES THAT IT IS HIS OR HER OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF RECIPIENT REQUESTS THE COMPANY TO MAKE THE FILING ON HIS OR HER BEHALF.

     11. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from

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enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     13. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Recipient, his or her heirs, executors, administrators, successors and assigns.

     14. This Agreement does not constitute an employment contract nor shall be deemed to create in any way whatsoever any obligation on Recipient's part to continue in the employ of the Company or any Affiliate of the Company, or to limit the ability of the Company or any Affiliate of the Company to terminate Recipient's employment with the Company or Affiliate of the Company at any time, for any reason or for no reason.

     15. Recipient acknowledges that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

     16. This Agreement, together with the Exhibits hereto, constitutes the entire, final and exclusive statement of the agreement of the parties with respect to the subject matter hereof.

     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

Recipient:                              RF MONOLITHICS, INC.


______________________________          ______________________________
*Recipient_Name*                        *RFM_Name*, *RFM_Title*
*Address*                               4441 Sigma Road,
*City*, *State* *ZIp*                   Dallas, Texas  75244


Exhibit A -  Joint Escrow Instructions
Exhibit B -  Assignment Separate From Certificate

                                       3
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                                   Exhibit A

                           JOINT ESCROW INSTRUCTIONS


Date:*Grant_Date*


*RFM_Name*
RF Monolithics, Inc.
4441 Sigma Road,
Dallas, Texas  75244

Dear Sir/Madam:

     As Escrow Agent for both RF Monolithics, Inc., a Delaware corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Bonus Agreement ("Agreement"), dated *Grant_Date* relating to shares of the Company's common stock issued under the Company's 1997 Equity Incentive Plan (the "Plan"), to which a copy of these Joint Escrow Instructions is attached as Exhibit A, in accordance with the following instructions:

1. In the event Recipient ceases to render services as an Employee, Director or Consultant (defined terms not defined herein shall have the meaning given such terms in the Plan.) during the vesting period set forth in paragraph 2 of the Agreement, then on the ninetieth (90th) day following the date of cessation of all such services, you shall transfer to the Company the shares of stock then being held by you, unless the Company or its assignee will give to Recipient and you a written notice specifying that some or all of such shares of stock shall be transferred to Recipient. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such event or by such notice in accordance with the terms of this document or said notice.

2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.

3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Recipient does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

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4.   This escrow shall terminate upon vesting of the shares or upon the earlier return of the shares to the Company or Recipient.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

6. The duties of you, Recipient and the Company hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or assistant officer of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his or her attorney-in-fact and agent to the full extent of your appointment.

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13.  If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days' written notice to each of the other parties hereto:


     Company:            RF Monolithics, Inc.
                         4441 Sigma Road,
                         Dallas, Texas 75244

     Recipient:          *Recipient_Name*
                         *Address*
                         *City*, *State*  *ZIp*

     Escrow Agent:       *RFM_Name*
                         RF Monolithics, Inc.
                         4441 Sigma Road,
                         Dallas, Texas 75244


16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

                    [THIS PORTION INTENTIONALLY LEFT BLANK]

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17.  This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.


                                   Very truly yours,

                                   RF Monolithics, Inc.


                                   _______________________________
                                   *RFM_Name*, *RFM_Title*


                                   Recipient


                                   _______________________________
                                   *Recipient_Name*

Escrow Agent:

__________________________________
*RFM_Name*


                    [THIS PORTION INTENTIONALLY LEFT BLANK]

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                                   Exhibit B

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     Pursuant to that certain Restricted Stock Bonus Agreement (the "Agreement") dated as of *Grant_Date*, *Recipient_Name* hereby assigns and transfers unto RF Monolithics, Inc., a Delaware corporation ("Assignee") ________________________ (__________) shares of the common stock of the
Assignee, standing in the undersigned's name on the books of said corporation, represented by Certificate No.(s) ________ herewith and do hereby irrevocably constitute and appoint the Secretary of the Corporation as attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, and only to the extent that such shares remain subject to reacquisition by the Company under the terms of the Agreement.

Dated:  *Grant_Date*



                                   _______________________________
                                   *Recipient_Name*


                    [THIS PORTION INTENTIONALLY LEFT BLANK]